UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2019

GREENLAND ACQUISITION CORPORATION
(Exact name of registrant as specified in its charter)

British Virgin Islands	001-38605	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Suite 906, Tower W1, Oriental Plaza No. 1 East Chang’an Street, Dongcheng District
Beijing, People’s Republic of China	100006
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (86) 010-53607082

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, no par value	GLAC	The NASDAQ Stock Market LLC
Warrants to purchase one-half of one ordinary share	GLACW	The NASDAQ Stock Market LLC
Rights to receive one-tenth (1/10) of one ordinary share	GLACR	The NASDAQ Stock Market LLC
Units, each consisting of one ordinary share, one right and one warrant	GLACU	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ADDITIONAL INFORMATION AND FORWARD-LOOKING STATEMENTS

AS PREVIOUSLY DISCLOSED IN A CURRENT REPORT ON FORM 8-K FILED ON JULY 12, 2019, GREENLAND ACQUISITION CORPORATION, A BUSINESS COMPANY WITH LIMITED LIABILITY INCORPORATED UNDER THE LAWS OF THE BRITISH VIRGIN ISLANDS (“GREENLAND”) ENTERED INTO A SHARE EXCHANGE AGREEMENT (THE “SHARE EXCHANGE AGREEMENT”) WITH ZHONGCHAI HOLDING (HONG KONG) LIMITED, A COMPANY INCORPORATED UNDER THE LAWS OF HONG KONG (“ZHONGCHAI HOLDING”), GREENLAND ASSET MANAGEMENT CORPORATION, A BRITISH VIRGIN ISLANDS COMPANY WITH LIMITED LIABILITY, IN THE CAPACITY THEREUNDER AS THE PURCHASER REPRESENTATIVE, AND CENNTRO HOLDING LIMITED, THE SOLE MEMBER OF ZHONGCHAI HOLDING, PURSUANT TO WHICH, AMONG OTHER THINGS AND SUBJECT TO THE TERMS AND CONDITIONS CONTAINED THEREIN, GREENLAND HAS AGREED TO ACQUIRE ALL OF THE OUTSTANDING CAPITAL STOCK OF ZHONGCHAI HOLDING THROUGH A SHARE EXCHANGE, WITH ZHONGCHAI HOLDING BECOMING A DIRECT WHOLLY OWNED SUBSIDIARY OF GREENLAND (THE “BUSINESS COMBINATION”).

COMMENCING SHORTLY AFTER THE FILING OF THIS CURRENT REPORT ON FORM 8-K, GREENLAND INTENDS TO HOLD PRESENTATIONS FOR CERTAIN OF ITS SHAREHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING GREENLAND’S SECURITIES, IN CONNECTION WITH THE BUSINESS COMBINATION.

SHAREHOLDERS OF GREENLAND AND OTHER INTERESTED PERSONS ARE ADVISED TO READ GREENLAND’S PRELIMINARY PROXY STATEMENT AND, WHEN AVAILABLE, DEFINITIVE PROXY STATEMENT TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”), IN CONNECTION WITH GREENLAND’S SOLICITATION OF PROXIES FOR A SPECIAL MEETING IN LIEU OF AN ANNUAL MEETING BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION. SUCH PERSONS CAN ALSO READ SUCH PROXY STATEMENT AND GREENLAND’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2018 FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF THE GREENLAND OFFICERS AND DIRECTORS AND THEIR RESPECTIVE INTERESTS AS SHAREHOLDERS IN THE CONSUMMATION OF BUSINESS TRANSACTION. GREENLAND’S DEFINITIVE PROXY STATEMENT WILL BE DELIVERED TO SHAREHOLDERS OF GREENLAND AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE BUSINESS TRANSACTION. SHAREHOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF SUCH DOCUMENTS, WITHOUT CHARGE, BY DIRECTING A REQUEST TO: GREENLAND ACQUISITION CORPORATION, SUITE 906, TOWER W1, ORIENTAL PLAZA, NO. 1 EAST CHANG’AN STREET, DONGCHENG DISTRICT, BEIJING, PEOPLE’S REPUBLIC OF CHINA 100006. THESE DOCUMENTS, ONCE AVAILABLE, AS WELL AS GREENLAND’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED NOVEMBER 30, 2018 AND SUBSEQUENT QUARTERLY AND CURRENT REPORTS, CAN ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE (HTTP://WWW.SEC.GOV).

THIS REPORT AND THE EXHIBITS HERETO ARE NOT A PROXY STATEMENT OR SOLICITATION OF A PROXY, CONSENT OR AUTHORIZATION WITH RESPECT TO ANY SECURITIES OR IN RESPECT OF THE BUSINESS TRANSACTION AND SHALL NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES OF GREENLAND OR ZHONGCHAI HOLDING, NOR SHALL THERE BE ANY SALE OF ANY SUCH SECURITIES IN ANY STATE OR JURISDICTION IN WHICH SUCH OFFER, SOLICITATION, OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF SUCH STATE OR JURISDICTION.

THIS REPORT AND THE EXHIBITS HERETO INCLUDE “FORWARD-LOOKING STATEMENTS” WITHIN THE MEANING OF THE SAFE HARBOR PROVISIONS OF THE U.S. PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THE ACTUAL RESULTS MAY DIFFER FROM GREENLAND’S EXPECTATIONS, ESTIMATES AND PROJECTIONS AND, CONSEQUENTLY, YOU SHOULD NOT RELY ON THESE FORWARD LOOKING STATEMENTS AS PREDICTIONS OF FUTURE EVENTS. WORDS SUCH AS “EXPECT,” “ESTIMATE,” “PROJECT,” “BUDGET,” “FORECAST,” “ANTICIPATE,” “INTEND,” “PLAN,” “MAY,” “WILL,” “COULD,” “SHOULD,” “BELIEVES,” “PREDICTS,” “POTENTIAL,” “CONTINUE,” AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY SUCH FORWARD-LOOKING STATEMENTS. THESE FORWARD-LOOKING STATEMENTS INCLUDE, WITHOUT LIMITATION, GREENLAND’S EXPECTATIONS WITH RESPECT TO FUTURE PERFORMANCE, ANTICIPATED FINANCIAL IMPACTS OF THE BUSINESS TRANSACTION; APPROVAL OF THE BUSINESS TRANSACTION BY SHAREHOLDERS; THE SATISFACTION OF THE CLOSING CONDITIONS TO THE BUSINESS TRANSACTION; AND THE TIMING OF THE COMPLETION OF THE BUSINESS TRANSACTION.

SUCH FORWARD-LOOKING STATEMENTS RELATE TO FUTURE EVENTS OR FUTURE PERFORMANCE, BUT REFLECT THE PARTIES’ CURRENT BELIEFS, BASED ON INFORMATION CURRENTLY AVAILABLE. MOST OF THESE FACTORS ARE OUTSIDE THE PARTIES’ CONTROL AND ARE DIFFICULT TO PREDICT. A NUMBER OF FACTORS COULD CAUSE ACTUAL EVENTS, PERFORMANCE OR RESULTS TO DIFFER MATERIALLY FROM THE EVENTS, PERFORMANCE AND RESULTS DISCUSSED IN THE FORWARD-LOOKING STATEMENTS. FACTORS THAT MAY CAUSE SUCH DIFFERENCES INCLUDE: BUSINESS CONDITIONS; NATURAL DISASTERS; CHANGING INTERPRETATIONS OF U.S. GENERALLY ACCEPTED ACCOUNTING PRINCIPLES; OUTCOMES OF GOVERNMENT REVIEWS; INQUIRIES AND INVESTIGATIONS AND RELATED LITIGATION; CONTINUED COMPLIANCE WITH GOVERNMENT REGULATIONS; CHANGES IN LEGISLATION OR REGULATORY ENVIRONMENTS, REQUIREMENTS OR CHANGES ADVERSELY AFFECTING THE BUSINESS OF GREENLAND AND ZHONGCHAI HOLDING, INCLUDING BUT NOT LIMITED THE REACTION OF ZHONGCHAI HOLDING CUSTOMERS TO THE BUSINESS COMBINATION, DIFFICULTIES IN MAINTAINING AND MANAGING CONTINUED GROWTH, RESTRICTIONS ON THE ABILITY TO MAKE DIVIDEND PAYMENTS, AND GENERAL ECONOMIC CONDITIONS; GEOPOLITICAL EVENTS AND REGULATORY CHANGES; AND THE FAILURE TO MAINTAIN THE LISTING OF GREENLAND’S SECURITIES ON THE NASDAQ STOCK MARKET. OTHER FACTORS INCLUDE THE POSSIBILITY THAT THE BUSINESS COMBINATION DOES NOT CLOSE OR THE OCCURRENCE OF ANY EVENT, CHANGE OR OTHER CIRCUMSTANCES THAT COULD GIVE RISE TO THE TERMINATION OF THE SHARE EXCHANGE AGREEMENT, INCLUDING DUE TO THE FAILURE TO RECEIVE REQUIRED SHAREHOLDER APPROVALS, OR THE FAILURE OF OTHER CLOSING CONDITIONS.

THE FOREGOING LIST OF FACTORS IS NOT EXCLUSIVE. ADDITIONAL INFORMATION CONCERNING THESE AND OTHER RISK FACTORS ARE CONTAINED IN GREENLAND’S MOST RECENT FILINGS WITH THE SEC. ALL SUBSEQUENT WRITTEN AND ORAL FORWARD-LOOKING STATEMENTS CONCERNING GREENLAND AND ZHONGCHAI HOLDING, THE BUSINESS TRANSACTION OR OTHER MATTERS AND ATTRIBUTABLE TO GREENLAND, ZHONGCHAI HOLDING, AND ZHONGCHAI HOLDING’S SHAREHOLDER OR ANY PERSON ACTING ON THEIR BEHALF ARE EXPRESSLY QUALIFIED IN THEIR ENTIRETY BY THE CAUTIONARY STATEMENTS ABOVE. READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE UPON ANY FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE MADE. NEITHER GREENLAND, NOR ZHONGCHAI HOLDING OR ZHONGCHAI HOLDING’S SHAREHOLDER UNDERTAKE OR ACCEPT ANY OBLIGATION OR UNDERTAKING TO RELEASE PUBLICLY ANY UPDATES OR REVISIONS TO ANY FORWARD-LOOKING STATEMENT TO REFLECT ANY CHANGE IN THEIR EXPECTATIONS OR ANY CHANGE IN EVENTS, CONDITIONS OR CIRCUMSTANCES ON WHICH ANY SUCH STATEMENT IS BASED.

Item 7.01 Regulation FD

Furnished as Exhibit 99.1 is a copy of an investor presentation, dated August 2019, to be used by Greenland in connection with the Business Combination contemplated by the Share Exchange Agreement.

The information in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Exhibit

99.1	Investor Presentation, dated August 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 27, 2019

GREENLAND ACQUISITION CORPORATION

By:	/s/ Yanming Liu
Name: Yanming Liu
Title: Chairman and Chief Executive Officer

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